UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock and Asset Purchase Agreement

On April 27, 2025, Spirit AeroSystems, Inc., a Delaware corporation (“Seller”) and wholly owned subsidiary of Spirit AeroSystems Holdings, Inc., a Delaware corporation (“Spirit,” and together with Seller, the “Company”), and Airbus SE, a European public company incorporated under Dutch law (“Airbus SE”), entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) providing for, among other things, the acquisition by Airbus SE of certain of Spirit’s businesses related to the performance by Spirit and its subsidiaries of their obligations under their supply contracts with Airbus SE and its affiliates (collectively, the “Spirit Airbus Business”), except, in the case of specified parts of the Spirit Airbus Business, to the extent such parts of the Spirit Airbus Business are acquired by one or more third parties other than Airbus SE and its affiliates.

Under the terms of the Purchase Agreement, Airbus SE would acquire from Seller and its subsidiaries the Spirit Airbus Business, excluding any portions thereof to be acquired by third parties, and cash in the amount of $439 million, for nominal consideration of $1.00, subject to working capital and other purchase price adjustments and specified additional downward adjustments in the event (i) certain assets primarily related to the A220 mid-fuselage production in Belfast, Northern Ireland are to be acquired by a third party instead of Airbus SE and/or (ii) certain assets primarily related to the Airbus SE work packages operated in Spirit's facilities in Subang, Malaysia are to be acquired by Airbus SE rather than by other third parties. Under the terms of the Purchase Agreement, the assets to be acquired by Airbus SE include the assets primarily related to A220 pylon production in Wichita, Kansas, and the assets primarily related to the Airbus SE work packages operated in the following facilities of Spirit: St. Nazaire, France; Kinston, North Carolina; Casablanca, Morocco; and the A220 wing manufacturing and assembly facility located in Belfast, Northern Ireland. Additionally, under the terms of the Purchase Agreement, Airbus SE would also acquire the assets primarily related to the A220 mid-fuselage production in Belfast, Northern Ireland, and the assets primarily related to the Airbus SE work packages operated in Spirit’s facilities in Prestwick, Scotland, and Subang, Malaysia, in each case, to the extent such assets and facilities are not acquired by one or more third parties.

On April 27, 2025, Seller provided notice to Airbus SE under the Purchase Agreement indicating it was abandoning the sale process of the assets primarily related to the Airbus SE work packages operated in Spirit’s facilities in Prestwick, Scotland, and, accordingly, under the Purchase Agreement, such assets will be included in the assets to be acquired by Airbus SE at the Closing (as defined below), subject to the terms and conditions of the Purchase Agreement.

The Purchase Agreement provides for, among other things, the payment in full by Seller to Airbus SE of any loans, advance payments, similar arrangements and undisputed liquidated damages owing from Seller to Airbus SE as of the closing of the transactions contemplated by the Purchase Agreement (the “Transactions,” and such closing, the “Closing”), with any disputed liquidated damages to be resolved and paid in accordance with a mutually agreed dispute resolution process; transitional arrangements with respect to specified real estate; obtaining third-party consents; segregation of Seller’s business conducted primarily for the benefit of Airbus SE from the remainder of Seller’s business and treatment of vendor and supply contracts, employees, intellectual property, pensions and unfunded employee liabilities in connection with the separation of those portions of Seller’s business; mutual indemnification and releases; customary representations, warranties and covenants; and transitional and other arrangements to be entered into by the parties at the Closing.

Under the terms of the Purchase Agreement, the Closing is conditioned upon, among other things, the receipt of applicable governmental and regulatory consents, approvals and clearances; the absence of any order, legal prohibition or injunction preventing the consummation of the Transactions; compliance by the parties with their pre-closing covenants in all material respects; the closing under the Agreement and Plan of Merger by and among Spirit, The Boeing Company (“Boeing”) and its wholly owned subsidiary, Sphere Acquisition Corp. dated June 30, 2024 (“Merger Agreement”) having occurred (or Seller and Boeing having delivered a joint written notice to Airbus SE that they are ready, willing and able and intend to consummate the closing under the Merger Agreement within three business days following delivery of such notice, subject to the consummation of the Closing); there being no material adverse change after the date of the Purchase Agreement and before the Closing in the business operations to be acquired by Airbus SE at the Closing; and Seller’s implementation in all material respects of technical measures and policies to segregate the Spirit Airbus Business (including confidential data of Airbus SE) from the remainder of Spirit’s businesses.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 2.1 to this report and incorporated herein by reference.

The foregoing summary description of the Purchase Agreement has been included to provide investors and securityholders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Spirit, Seller or Airbus SE or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of specified dates and (except as expressly set forth in the Purchase Agreement) solely for the benefit of the parties to the Purchase Agreement; may be subject to qualifications and limitations agreed upon by such parties, including being qualified by confidential disclosures; were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or reports and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Spirit’s public disclosures.

Memorandum of Agreement

On April 23, 2025, effective April 22, 2025, Seller, acting on its own behalf and on behalf of Seller’s wholly owned subsidiaries Spirit AeroSystems (Europe) Limited, Short Brothers plc and Spirit AeroSystems North Carolina, Inc. (such subsidiaries and Spirit, collectively, the “Supplier”), entered into a Memorandum of Agreement (the “MOA”), under which Airbus S.A.S., directly or through its affiliates, is extending certain financial assistance to the Supplier in respect of specified contracts under which Spirit and certain of its subsidiaries are suppliers to Airbus S.A.S. or affiliates of Airbus.

Under the MOA, subject to the terms and conditions therein, Airbus S.A.S. has agreed to, among other things, provide two non-interest bearing lines of credit to the Supplier, each in the amount of $100.0 million, each of which shall be used to support the continued production of the Airbus Programmes (as defined therein). Per the terms of the MOA, these amounts, and the related repayment obligations, will be directly or indirectly assumed by Airbus S.A.S. or one of its affiliates upon the Closing or, if earlier, repaid to Airbus S.A.S. on April 1, 2026.

The foregoing description of the MOA does not purport to be complete and is qualified in its entirety by reference to the copy of the MOA filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Under the terms of the Purchase Agreement, the term sheet entered into on June 30, 2024, between Spirit and Airbus SE (the “Airbus Term Sheet”), providing for the parties to negotiate in good faith definitive agreements for the acquisition by Airbus SE or its affiliates of the Spirit Airbus Business on the terms set forth in the Airbus Term Sheet, was terminated effective April 27, 2025. The description of the Airbus Term Sheet under the heading “Airbus Term Sheet” in Item 1.01 of Spirit’s Current Report on Form 8-K filed with the SEC on July 1, 2024, and the disclosure in Item 1.01 of this report are incorporated by reference in this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 required by this Item 2.03 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 28, 2025, Spirit issued a press release announcing that Seller entered into the Purchase Agreement and the MOA. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Exchange Act or any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Stock and Asset Purchase Agreement, dated as of April 27, 2025, between Spirit AeroSystems, Inc. and Airbus SE.*

10.1	Memorandum of Agreement between Spirit AeroSystems, Inc. and Airbus S.A.S., effective April 22, 2025.

99.1	Press release, dated April 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Confidential portions of the exhibit have been omitted in accordance with the rules of the U.S. Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” that involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “designed,” “ensure,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. Forward-looking statements in this report include statements regarding the expected timing of completion of the Transactions (as defined below). Forward-looking statements are based on circumstances as of the date on which the statements are made and they reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Actual results may vary materially from those anticipated in forward-looking statements. Investors should not place undue reliance on any forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks and uncertainties relating to the proposed acquisition of Spirit (together with its consolidated subsidiaries, the “Company”) by Boeing as contemplated by the Merger Agreement and the transactions contemplated thereby (the “Boeing Merger Transaction”) and the proposed divestiture of a portion of the Company’s business to Airbus SE and its affiliates as contemplated by the Purchase Agreement (together with the Boeing Merger Transaction, the “Transactions,” and each a “Transaction”), including, among others: the possible occurrence of events that may give rise to a right of one or more of the parties to the Merger Agreement or the Purchase Agreement to terminate such agreement; the risk that the Company is unable to consummate the Transactions on a timely basis or at all for any reason, including, without limitation, failure to obtain the required regulatory approvals or failure to satisfy other conditions to the closing of either of the Transactions; the potential for the pendency of the Transactions or any failure to consummate the Transactions to adversely affect the market price of Spirit’s common stock or the Company’s financial performance or business relationships; risks relating to the value of Boeing’s common stock to be issued in the Boeing Merger Transaction; the possibility that the anticipated benefits of the Transactions cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s operations with those of Boeing will be greater than expected; risks relating to significant transaction costs; the intended or actual tax treatment of the Transactions; litigation or other legal or regulatory action relating to the Transactions or otherwise relating to the Company or other parties to the Transactions instituted against the Company or such other parties or Spirit’s or such other parties’ respective directors and officers and the effect of the outcome of any such litigation or other legal or regulatory action; risks associated with contracts containing provisions that may be triggered by the Transactions; potential difficulties in retaining and hiring key personnel or arising in connection with labor disputes during the pendency of or following the Transactions; the risk of other Transaction-related disruptions to the business, including business plans and operations, of the Company; the potential for the Transactions to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the agreements relating to the Transactions to adversely affect the Company’s ability to pursue other business opportunities or strategic transactions; and competitors’ responses to the Transactions.

Additional important factors that could cause actual results to differ materially from those reflected in the forward-looking statements and that should be considered in evaluating the Company’s outlook include, but are not limited to, the following: the Company’s ability to continue as a going concern and satisfy its liquidity needs, the success of the Company’s liquidity enhancement plans and operational and efficiency initiatives, the Company’s ability to access the capital and credit markets (including as a result of any contractual limitations, including under the Merger Agreement), the outcomes of discussions related to the timing or amounts of repayment for certain customer advances and the costs and terms of any additional financing; the continued fragility of the global aerospace supply chain including the Company’s dependence on its suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures; the Company’s ability and its suppliers’ ability and willingness to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases; the Company’s ability to maintain continuing, uninterrupted production at its manufacturing facilities and its suppliers’ facilities; the Company’s ability, and its suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market; the effect of economic conditions, including increases in interest rates and inflation, on the demand for the Company’s and its customers’ products and services, on the industries and markets in which it operates in the U.S. and globally, and on the global aerospace supply chain; the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions; the conflict in the Middle East could impact certain suppliers’ ability to continue production or make timely deliveries of supplies required to produce and timely deliver the Company’s products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions; the impact of trade disputes and changes to trade policies, including the imposition by the U.S. and other countries of new or increased tariffs, retaliatory tariffs or other trade restrictions; the Company’s relationships with the unions representing many of its employees, including the Company’s ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to its union-represented employees; the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for the Company’s and its customers’ products and services and on the industries and markets in which the Company operates in the U.S. and globally; future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; the Company’s reliance on Boeing and Airbus SE and its affiliates for a significant portion of its revenues; the business condition and liquidity of the Company’s customers and their ability to satisfy their contractual obligations to the Company; the certainty of the Company’s backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models; the Company’s ability to accurately estimate and manage performance, cost, margins, and revenue under its contracts, and the potential for additional forward losses on new and maturing programs; the Company’s accounting estimates for revenue and costs for its contracts and potential changes to those estimates; the Company’s ability to continue to grow and diversify its business, execute its growth strategy, and secure replacement programs, including its ability to enter into profitable supply arrangements with additional customers; the outcome of product warranty or defective product claims and the impact settlement of such claims may have on the Company’s accounting assumptions; competitive conditions in the markets in which the Company operates, including in-sourcing by commercial aerospace original equipment manufacturers; the Company’s ability to successfully negotiate, or re-negotiate, future pricing under its supply agreements with Boeing, Airbus SE and its affiliates and other customers; the possibility that the Company’s cash flows may not be adequate for its additional capital needs; any reduction in the Company’s credit ratings; the Company’s ability to avoid or recover from cyber or other security attacks and other operations disruptions; legislative or regulatory actions, both domestic and foreign, impacting the Company’s operations, including the effect of changes in tax laws and rates and the Company’s ability to accurately calculate and estimate the effect of such changes; spending by the U.S. and other governments on defense; pension plan assumptions and future contributions; the effectiveness of the Company’s internal control over financial reporting; the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including the Company’s exposure to potential product liability and warranty claims; adequacy of the Company’s insurance coverage; the Company’s ability to continue selling certain receivables through its receivables financing programs; the Company’s ability to effectively integrate recent acquisitions, along with other acquisitions it pursues, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions; and the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of new or increased tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies.

The factors described above are not exhaustive, and it is not possible for Spirit to predict all factors that could cause actual results to differ materially from those reflected in its forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business or the Transactions. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, Spirit undertakes no obligation to, and expressly disclaims any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Refer to the section captioned “Risk Factors” in Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, for a more complete discussion of the factors described above and other factors that may affect the Company’s business or the Transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 28, 2025	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer